EXHIBIT 10.7

                             DATED ___________, 2004


                               KEYGOLD CORPORATION
                                   the Grantor

                                       AND

                                       [o]
                                   the Grantee


                  --------------------------------------------

                               DEED OF PUT OPTION

                  --------------------------------------------


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THIS DEED OF PUT OPTION (the "Deed") is made on the ____________________________
day of 2004

BETWEEN:

(1) Keygold Corporation, a corporation duly organised and existing under the laws of __________________ with its registered address at _______________________ and quoted on the OTC Bulletin Board (the "GRANTOR");

AND

(2) [o, a limited liability company incorporated under the laws of ________________________________, having its registered office at
      _____________________/o, an individual Passport No. ________  residing  at
      ________________________________________ (the "GRANTEE").

WHEREAS:

(A) JHP Resources Limited (the "COMPANY") is a company incorporated under the laws of the Province of the British Columbia, Canada whose place of business is at #168-2633 Viking Way, Richmond, B.C. Canada V6V 1N3;

(B) The Grantor has entered into a Subscription Agreement dated ___________ _____________, 2004 (the "AGREEMENT") to subscribe for up to 8,000 Series A Shares;

(C) The Company shall have as at the date of the First Completion (as defined in the Agreement) an authorised capital consisting of a class of ordinary shares ("ORDINARY SHARES") and a class of Series A convertible preferred shares (the "SERIES A SHARES");

(D) The Grantee is the beneficial owner of 2,000 Ordinary Shares (the "OPTION SHARES"); and

(E) The Grantor has agreed to grant to the Grantee the right to require the Grantor to purchase the Option Shares in consideration for the allotment and issue of 3,500,000 common shares of the Grantor (the "CONSIDERATION SHARES") to the Grantee.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein the parties agree as follows:

1.    GRANT OF OPTION

1.1. The Grantor hereby irrevocably grants unto the Grantee the right during the Option Period (as defined in Clause 6) to require that the Grantor purchase from the Grantee all but not some only of the Option Shares subject to the terms and conditions set forth herein (the "OPTION").


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2.    EXERCISE OF PUT OPTION

2.1.  The Grantee may exercise this Option provided that:

      (a) the market capitalization of the Grantor as calculated by multiplying the number of issued shares of the Grantor by the market price of the shares of the Grantor quoted on the OTC Bulletin Board equals or exceeds US$120,000,000; and

      (b) the Grantee delivers a demand in writing to exercise the Option substantially in the form attached hereto as Schedule 1 (the "EXERCISE LETTER") to the Grantor.

3.    CONSIDERATION

3.1. The consideration to be paid by the Grantor to the Grantee for the purchase of the Option Shares by the Grantor shall be satisfied by the allotment and issue to the Grantee or its nominee(s) of the Consideration Shares.

4.    COMPLETION

4.1 Completion under this Deed ("COMPLETION") shall take place at 10:00 am in the offices of the Grantor three (3) days following the receipt of the Exercise Letter by the Grantor.

4.2   At  Completion,  the Grantor shall deliver or cause to be delivered to the
      Grantee:

      (a)   share certificates for the Consideration Shares;

      (b) a certified true copy of the board resolutions of the Grantor approving the allotment and issue of the Consideration Shares to the Grantee in accordance with the terms of this Deed;

      (c) such waivers or consents as the Grantee may require to enable the Grantee or its nominees to be registered as the holders of the Consideration Shares; and

      (c) such other documents as may be required to give to the Grantee good title to the Consideration Shares and to enable the Grantee or its nominees to become the registered holders thereof.

4.3   At  Completion,  the Grantee shall deliver or cause to be delivered to the
      Grantor:

      (a) duly executed instruments of transfer and sold notes in favour of the Grantor accompanied by the relevant share certificates in respect of the Option Shares;

      (b) all powers of attorney or other authorities under which the instruments of transfer and sold notes in respect of the Option Shares have been executed;


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      (c)   a  certified  true  copy of the  board  resolutions  of the  Grantee approving the sale of the Option Shares to the Grantor in accordance with the terms of this Deed;

      (d) such waivers or consents as the Grantor may require to enable the Grantor or its nominees to be registered as the holders of the Option Shares; and

      (e) such other documents as may be required to give to the Grantor good title to the Option Shares and to enable the Grantor or its nominees to become the registered holders thereof.

4.3 The Consideration Shares shall be allotted and issued to the Grantee fully paid at Completion, free from all liens and encumbrances and with all rights attaching to them pursuant to the Memorandum and Articles of Association of the Grantor.

4.4 Unless waived by the Grantee, the Grantee shall not be obliged to complete this Deed unless the Grantor is quoted on the OTC Bulletin Board or listed either on the American Stock Exchange, the New York Stock Exchange or the NASDAQ Stock Market as at the date of the Completion.

5.    REPRESENTATIONS AND WARRANTIES

5.1 The Grantor hereby represents, warrants and undertakes as at the date of this Deed, on the date of the Exercise Letter and at Completion to the Grantee as follows:

      (a) The Grantor is a company duly organized and validly existing under the laws of , that all necessary actions required, corporate or otherwise, have been undertaken and that all signatures, consents and approvals have been procured for purposes of executing this Deed and performance of its obligations hereunder.

      (b) Particulars of the Grantor as at the date hereof are set out in Part A of Schedule 2 and the authorized capital of the Grantor immediately prior to the Completion as disclosed in Part 2 of
            Schedule 2 is true accurate and complete for all material respects.

      (c) The Consideration Shares that are being allotted and issued to the Grantee hereunder will be duly and validly issued, fully paid, and non-assessable when issued, and will be free of restrictions on transfer other than restrictions on transfer under this Deed or the Memorandum and Articles of Association of the Grantor or under the applicable laws.

      (d) The Consideration Shares shall have demand registration rights that permit the holder to demand within the two (2) weeks of acquiring such Consideration Shares that the Grantor file a registration statement within 45 days of the demand and require the Grantor to use commercially reasonable efforts to prosecute the registration of the Consideration Shares in compliance with the United States Securities Act of 1933.

      (e) There are no other outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or agreements among members or agreements of any kind for the purchase or acquisition from the Grantor of any of its securities.


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      (f)   Compliance  with  the  terms  of this  Deed  does  not and  will not conflict with, or result in the breach of, or constitute a default under any agreement or instrument to which the Grantor is a party, or any provision of the Memorandum and Articles of Association of the Grantor or constitutional documents or any encumbrance, lease, contract, order, judgement, award, injunction, regulation or other restriction or obligation by which the Grantor is bound or subject;

      (g) The Grantor is not engaged in any litigation or arbitration proceedings, as plaintiff or defendant, and there are no such proceedings pending or threatened, either by or against the Grantor and there are no facts which have been brought to the attention of the Grantor indicating any such litigation or arbitration; and

      (h) The Grantee is quoted on the OTC Bulletin Board or listed either on the American Stock Exchange, the New York Stock Exchange or the NASDAQ Stock Market.

5.2 The Grantee hereby represents, warrants and undertakes as at the date of this Deed, on the date of the Exercise Letter and at Completion to the Grantor that it is a company validly existing under the laws of , and that the Option Shares are free from any and all liens and encumbrances and are fully paid and freely transferable, without limitation, to the Grantor at Completion and that all necessary actions required, corporate or otherwise, have been undertaken and all signatures, consents and approvals have been procured for purposes of writing, issuing and authorizing this Option on the Option Shares and the delivery and transfer of the Option Shares to the Grantee upon exercise of this Option.

6.    TERM

6.1 The term of this Option (the "Option Period") shall commence on the date of the First Completion (as defined in the Agreement) (the "Start Date") and expire on the earlier of:

      (a) the exercise of the option under the Deed of Call Option between the Grantor and the Grantee and dated the , 2004; or

      (b)   the liquidation and winding up of the Grantee; or

      (c)   three (3) years from the Start Date.


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7.    REGISTRATION OF THE CONSIDERATION SHARES

7.1 In the event that after Completion the Grantee as holder of the Consideration Shares demands within the two (2) weeks of acquiring such Consideration Shares that the Grantor register the Consideration Shares in compliance with the United States Securities Act of 1933, the Grantor shall as soon as practicable and in any event within 45 days of demand by the Grantee file a registration statement and use commercially reasonable efforts to prosecute such registration provided that there shall be no penalty to the Grantor should the registration not be declared effective at any point in time or ever.

8.    GENERAL

8.1 Each party shall pay his or its own costs and disbursements of and incidental to this Deed.

8.2 Each notice, demand or other communication given or made under this Deed shall be in writing and delivered or sent to the relevant party at his or its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other parties):

      To the Grantor:
                        --------------------------------------------

                                 Fax Number:
                                             -----------------------

                                 Attention:
                                             -----------------------

      To the Grantee:
                        --------------------------------------------

                                 Fax Number:
                                             -----------------------

                                 Attention:
                                             -----------------------

      Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; and (b) if given or made by fax, when despatched.

8.3 No failure or delay by a party in exercising any right, power or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a party of any breach by the other party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Deed shall not be affected or impaired thereby.

8.4 This Deed (together with any documents referred to herein) constitutes the whole agreement between the parties and it is expressly declared that no variations hereof shall be effective unless made in writing.

8.5 The provisions of this Deed including the representations, warranties and undertakings herein contained, insofar as the same shall not have been fully performed at Completion, shall remain in full force and effect notwithstanding Completion.


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8.6   The Grantor and the Grantee shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Deed.

8.7 This Deed shall be governed by and construed in accordance with the laws of State of Nevada, United States of America and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the State of Nevada, United States of America courts.

8.8 This Deed shall be binding on and enure to the benefit of the parties hereto and their respective successors.

8.9 Except as permitted herein, no party hereto may assign or transfer any of its rights or obligations under this Deed.

8.10 This Deed may be entered into by any party by executing a counterpart hereof. All such counterparts when taken together shall constitute one and the same instrument and this Deed shall only take effect upon the execution by each of the parties hereto. This Deed may be executed by the parties in original or telecopy produced by fax machine or other means of electronic communication producing a printed copy.

8.11 The title and subheadings in this Deed have been resorted to only for convenience and shall not adversely affect the rights and interests of the parties.

                            [SIGNATURE PAGE FOLLOWS]


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IN WITNESS  WHEREOF this Deed has been  executed on the day and year first above written.

SIGNED SEALED AND                   )
DELIVERED BY                        )
                                    )
for and on behalf of                )
Grantor                             )
in the presence of:                 )
                                    )



SIGNED SEALED AND                   )
DELIVERED BY                        )
                                    )
for and on behalf of                )
Grantee                             )
in the presence of:                 )
                                    )


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                                   SCHEDULE 1

                                                                          [Date]

[Name and address of the Keygold Corporation]

Dear Sirs,

      We refer to the Deed of Put Option dated , 2004 (the "Deed") entered into between us relating to the Option Shares. Terms and expressions used in this Exercise Letter shall have the same meaning as defined in the Deed.

      We hereby exercise the Option referred to in the Deed to require that you purchase from us all but not some only of the 2,000 Option Shares in consideration of the Consideration Shares and that the completion of the sale and purchase of the Option Shares shall take place on __________________________ at _______ a.m./p.m. at ___________________________.


                                        Yours faithfully,





                                        For and on behalf of
                                        [Grantee]


                               ----------------------------------------

                                   SCHEDULE 2

                                    (PART A)

                           PARTICULARS OF THE GRANTOR

                             (as at the date hereof)

1.    REGISTERED OFFICE        :
                                  --------------------------------------

                                  --------------------------------------

                                  --------------------------------------

2.    DATE OF INCORPORATION    :

3.    COMPANY NUMBER :

4.    PLACE OF INCORPORATION   :

5.    DIRECTORS :

6.    AUTHORIZED SHARE CAPITAL :

7.    ISSUED SHARE CAPITAL at the date hereof is held as follows:

      NAME OF SHAREHOLDERS                            NO. OF SHARES HELD
      --------------------                            ------------------


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                                    (PART B)

                          SHARE CAPITAL OF THE GRANTOR
                          ----------------------------
                        (immediately prior to Completion)

      AUTHORIZED SHARE CAPITAL:

                                    (PART C)
                           PARTICULARS OF THE GRANTOR
                           --------------------------
                         (IMMEDIATELY AFTER COMPLETION)

1.    REGISTERED OFFICE         :
                                   ------------------------------

                                   ------------------------------

                                   ------------------------------

2.    NAME OF COMPANY:

3.    DATE OF INCORPORATION:

4.    PLACE OF INCORPORATION:

5.    AUTHORISED SHARE CAPITAL:

6.    PAID-UP SHARE CAPITAL:

7.    SHAREHOLDERS:


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